                                                                EXHIBIT 10.9



                                                            DRAFT - JUNE 7, 1996

                            STOCK PURCHASE AGREEMENT
                 THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of June __, 1996, by and between PACIFIC GATEWAY EXCHANGE, INC., a Delaware corporation (the "Company"),and KDD AMERICA, INC., a New York corporation ("Purchaser").

                                R E C I T A L S

                 WHEREAS, the Company proposes to sell an aggregate of 4,900,000 shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock") in an initial public offering registered under the Securities Act of 1933, as amended;

                 WHEREAS, the Company proposes to sell 1,800,000 shares of the foregoing 4,900,000 shares to Purchaser pursuant to this Agreement (the "KDD Shares") and the remaining 3,100,000 shares pursuant to the Underwriting Agreement (as hereinafter defined);

                 WHEREAS, concurrently therewith, certain stockholders of PGE propose to sell 367,000 shares of Common Stock pursuant to the same registered initial public offering;

                 WHEREAS, the shares to be sold by the Company and such stockholders (other than the KDD Shares) are to be sold pursuant to a certain Underwriting Agreement, (the "Underwriting Agreement"), by and among the Company, the such stockholders and PaineWebber Incorporated and Alex. Brown & Sons Incorporated, as Representatives (the "Representatives") of the several underwriters named in Schedule II thereto (the "Underwriters"); and

                 WHEREAS, the price and other terms of the sale of the KDD Shares are intended to be substantially similar to and in no event less favorable to Purchaser than the corresponding terms of the Underwriting Agreement are to the Underwriters, and the closing of the Underwriting Agreement is a condition precedent to the obligations of Purchaser hereunder;

                 NOW, THEREFORE, in consideration of the above recitals, the mutual covenants set forth below and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and Purchaser hereby agree as follows:

                               A G R E E M E N T

                 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Underwriting Agreement.

                 2. Agreement to Sell and Purchase. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all of the terms and conditions of this Agreement, the Company agrees to sell to Purchaser, and Purchaser agrees to purchase the KDD Shares from the Company, at a purchase price per share equal to the net purchase price per share to be paid by the Underwriters (after giving effect to applicable underwriting commissions and discounts) for the Firm Shares (and Option Shares, if any) under the Underwriting Agreement.

                 3.   Delivery and Payment.

                 (a) Delivery of 1,000,000 shares (the "First Shares") shall be made to Purchaser against payment of the purchase price therefor by certified or official bank check payable in immediately available funds to the order of the Company at the office of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019. Such payment shall be made on the Closing Date under the Underwriting Agreement or at such time on such other date as may be agreed upon by the Company and Purchaser (such date is hereinafter referred to as the "First Closing Date"). Notwithstanding the foregoing, in the event that the purchase price is $15 or more per share, the number of First Shares shall be appropriately reduced so that the aggregate purchase price is less than $15 million and the number of Second Shares (as defined below) shall be correspondingly increased.

                 (b) Delivery of the remaining 800,000 shares (the "Second Shares") shall be made to Purchaser against payment of the purchase price therefor in the manner and at the office specified above in Section 3(a) on the fifth business day following the date of termination (including early termination) of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or at such time on such other date, not later than five business days after the date of termination (including early termination) of the applicable waiting period under the HSR Act, as may be agreed upon by the Company and Purchaser (such date is hereinafter referred to as the "Second Closing Date" and together with the First Closing Date is sometimes referred to herein separately as a "Closing Date").

                 (c) Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as Purchaser shall request at least two business days prior to the First Closing Date or the Second Closing Date,

                           Stock Purchase Agreement
as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the First Closing Date or the Second Closing Date, as the case may be.

                 (d) The cost of original issue U.S. tax stamps, if any, in connection with the issuance and delivery of the Shares by the Company to Purchaser shall be borne by the Company. The Company will pay and save Purchaser harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to Purchaser of the Shares.

                 4-A. Representations and Warranties of the Company. The Company represents, warrants and covenants to Purchaser that:

                 (a) A registration statement (Registration No. 33-80191) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of the Underwriting Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to Purchaser.
If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of the Price Determination Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Prospectus" means a prospectus relating to the Shares in the form it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date.

                            Stock Purchase Agreement

                 (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including each Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at each Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has not distributed any offering material in connection with the offering or sale of the Shares or the Firm Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.

                 (c) The Company currently has no subsidiaries (as defined in the Rules and Regulations) and has had, in the past five years, no subsidiaries (as defined in the Rules and Regulations). The Company is, and at each Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has, and at each Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and at each Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary or in which the failure so to qualify would not have a material adverse effect in the Company. The Company does not own, and at each Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the Certificate of

                            Stock Purchase Agreement

Incorporation and of the By-laws of the Company and all amendments thereto have been delivered to Purchaser, and no changes therein will be made subsequent to the date hereof and prior to the Second Closing Date.

                 (d) The outstanding shares of Common Stock have been, and the Firm Shares (and Option Shares, if any) to be issued and sold by the Company pursuant to the Underwriting Agreement and the Shares to be issued and sold by the Company pursuant to this Agreement upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock in the Registration Statement and the Prospectus is, and at each Closing Date will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at each Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock or any such warrants, convertible securities or obligations other than employee options that may have been granted in the ordinary course of business subsequent to the dates set forth in the Prospectus.

                 (e) The financial statements and schedules included in the Registration Statement or the Prospectus present fairly the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Coopers & Lybrand L.L.P. (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

                 (f) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) material transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets in an amount material to the Company is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for

                            Stock Purchase Agreement
assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to each Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus: (i) there has not been and will not have been any material change in the capitalization of the Company; (ii) there has not been and will not have been any material change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company arising for any reason whatsoever; (iii) the Company has not incurred nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the Underwriting Agreement and the transactions referred to herein and therein; and
(iv) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                 (h) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                 (i) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any of its officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

                 (j)  The Company has, and at each Closing Date will have:
(i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus; (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business; and (iii) performed all its material obligations required to be performed by it, and is not, and at each Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, stockholder agreement, loan agreement, security agreement, pledge agreement, bond, debenture, note agreement, lease, registration agreement, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected. To the best knowledge of the Company, no other party under any contract or other agreement to which it is a party is in default in any material respect

                            Stock Purchase Agreement
thereunder. The Company is not and at each Closing Date will not be, in violation of any provision of its Certificate of Incorporation or By-laws.

                 (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein or in the Underwriting Agreement, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws, the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Firm Shares (and Option Shares, if any) to be sold by the Company pursuant to the Underwriting Agreement or the HSR Act in connection with the purchase by Purchaser of the Shares to be sold by the Company pursuant to this Agreement at the Second Closing.

                 (l) The Company has full corporate power and authority to enter into this Agreement and the Underwriting Agreement. This Agreement and the Underwriting Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms hereof and thereof except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to the rights of creditors. The performance of this Agreement and the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Certificate of Incorporation or By-laws of the Company or any contract or other agreement to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

                 (m) The Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company. The Company has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use





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                            Stock Purchase Agreement
made and proposed to be made of such properties by the Company.

                 (n) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, and are enforceable against the Company in accordance with the terms thereof.

                 (o) No statement, representation, warranty or covenant made by the Company in this Agreement or the Underwriting Agreement or made in any certificate or document required by this Agreement or the Underwriting Agreement to be delivered to Purchaser was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                 (p) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the Firm Shares.

                 (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

                 (r) Prior to the First Closing Date, the Shares shall have been qualified for quotation on the NASDAQ National Market subject to official notice of issuance.

                 (s) The Company is not involved in any material labor dispute, work stoppage, strike or other job action nor, to the knowledge of the Company, is any such dispute, work stoppage, strike or other job action threatened.

                 (t) The Company owns, or is licensed or otherwise has the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of its business as described in the Prospectus. No claims have been asserted by any person to the use of any such trademark or trade name. The use, in connection with the business and operations of the Company, of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

                 (u) Neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds which constitutes a violation by the Company of any law, rule or regulation or of a character required to be disclosed in the Prospectus.





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                            Stock Purchase Agreement

                 (v) No relationship, direct or indirect, exists between or among the Company and any of its directors, officers, stockholders, customers or suppliers which is required to be disclosed in the Prospectus and which is not so disclosed. Without limitation, there have been no transactions between or involving the Company and any of its directors, officers, stockholders or customers relating to the borrowing of money, the guaranty of any obligations or liabilities or the purchase, sale or lease of property which are required to be disclosed in the Prospectus and which are not so disclosed.

                 (w) All Federal, state and local tax returns of the Company required by law to be filed prior to the date hereof have been filed, and all taxes, assessments, fees, penalties, interest and other governmental charges that are shown to be due and payable with respect to the Company have been paid or properly accrued on the Company's financial statements in accordance with generally accepted accounting principles consistently applied. There is no tax deficiency that has been, nor does the Company have any knowledge of any tax deficiency which is likely to be, asserted against the Company that has not been properly accrued for on the Company's financial statements in accordance with generally accepted accounting principles consistently applied.

                 (x) Except as described in the Prospectus, the Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                 (y) The Company has obtained from each of its stockholders and from each of the Company's directors and officers an enforceable written agreement, in a form approved by Representatives, that for a period of 180 days from the date of the Prospectus, he, she or it will not, without the prior written consent of PaineWebber Incorporated, offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any shares of capital stock of the Company now owned or hereafter acquired by such person.

                 (z) Neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent, or employee of the Company has, directly or indirectly, while acting on behalf of the Company: (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                            Stock Purchase Agreement

                 (aa) The Company has filed with the applicable foreign and domestic regulatory authorities each and every statement, report, information or form required by any applicable law, regulation or order, except where the failure to so file would not have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations, and all such filings or submissions were in compliance with applicable laws when filed, and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions, except where the failure to so file or cure any such deficiency would not have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations. The Company has maintained in full force and effect all licenses and permits necessary or proper for the conduct of its business, except where the failure to do so would not have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations, and the Company has not received any notification that any revocation or limitation thereof is threatened or pending that would have such an effect. Except as disclosed in the Registration Statement and the Prospectus, there is not pending any change under any law, regulation, license or permit that would have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations. The Company has not received any notice of, or, to the knowledge of the Company, been threatened with or is under investigation with respect to, a violation or a possible violation of any provision of any law, regulation or order, except such violation or violations as would not have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

                 (bb) With respect to state certificates of public convenience and necessity and other operating authorizations issued by state public utility commissions or similar state governmental agencies (collectively, "PUCs" and, individually, a "PUC") (such PUC certificates and authorizations are hereinafter referred to collectively as the "State Authorizations") held by the Company, such State Authorizations are in full force and effect and are unimpaired by any act or omission of the Company or any of its employees or agents, in each case except where such authorization is not required or where the failure to so hold any such State Authorization would not have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations. The State Authorizations are all of the licenses, authorizations, consents and approvals necessary from the PUCs in order to allow the Company to own its assets and carry on its business as currently being conducted, except where the failure to so hold any State Authorization would not have a material adverse effect

                            Stock Purchase Agreement
on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations. To the Company's knowledge, there are no proceedings of any kind, including (but not limited to) rulemaking proceedings of general applicability in the industry or industries in which the Company operates, by or before any PUC, now pending or threatened, which, if adversely determined, would have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations. Neither the execution and delivery of this Agreement, the Underwriting Agreement and the Price Determination Agreement nor the consummation of the transactions contemplated herein and therein and in the Registration Statement will conflict with or result in a breach of, or require any authorization, approval or consent under, the Communications Act of 1934, as amended, or the policies or rules of the Federal Communications Commission (the "FCC") or the communications statutes of any state or the policies or rules of any PUC. All applications, reports and other filings required by the FCC or any PUC to be filed as of the date hereof with respect to an FCC license or the State Authorizations, as the case may be, have been duly and currently filed as of the date hereof, except where the failure to so file would not have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

                 (cc) Neither the Company nor any affiliate (as defined in Section 517.021(1) of the Florida Statutes) does any business with the government of Cuba or with any person or affiliate located in Cuba.

                 4-B. Representations and Warranties of Purchaser. Purchaser is organized, validly existing and in good standing under the laws of New York and has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by Purchaser and constitute valid and binding agreements of Purchaser and is enforceable against Purchaser in accordance with the terms hereof except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to the rights of creditors.

                 5. Further Agreements. The Company and Purchaser further agree with one another as follows:

                 (a) The Company will apply the net proceeds from the offering and sale of the Shares and the Firm Shares (and Option Shares, if any) to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the Firm Shares (and Option Shares, if any) and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                            Stock Purchase Agreement

                 (b) The Company will not, and will cause each of its executive officers, directors and each beneficial owner of outstanding shares of Common Stock to enter into agreements with the Representatives in the form set forth as an exhibit to the Underwriting Agreement to the effect that they will not, for a period of 180 days after the commencement of the public offering of the Firm Shares, without the prior written consent of PaineWebber Incorporated, offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any shares of Common Stock or rights to acquire such shares (except that the Company may grant options pursuant to employee and director stock option plans described in the Prospectus).

                 (c) The Company and Purchaser will promptly file the Notification and Reports Forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the Department of Justice and will use commercially reasonable efforts to respond as promptly as practicable to all inquiries received for additional information or documentation. The Company and Purchaser shall coordinate the preparation, timing and filing of notification under the HSR Act so as to timely present such notices and avoid inconsistencies between such notices. Notwithstanding anything contained herein to the contrary, in no event shall the Company or Purchaser be required to divest itself or dispose of any properties or assets or grant any special concessions in order to obtain any governmental approval of the transaction contemplated by this Agreement.

                 (d) The Company will use its best efforts to cause the Registration Statement to become effective and will maintain the effectiveness of the Registration Statement (including the filing of any necessary amendments to the Registration Statement or supplements to the Prospectus required by the Act or to ensure that the disclosure in the Registration Statement or the Prospectus does not contain any untrue statement of a material fact or any statement, which, in light of the circumstances in which it is made, is misleading) until such time as the Second Closing has occurred or the parties otherwise agree.

                 (e) In the event that the Underwriting Agreement is amended following the date of this Agreement, the Company agrees to amend this Agreement as necessary and appropriate to give the Purchaser substantially equal benefits and rights as accorded to the Underwriters.

                 6. Conditions of the Obligations of Purchaser. The obligations of Purchaser hereunder are subject to the following conditions:

                 (a) Each of the covenants required to be performed by the Company or the selling stockholders in the Underwriting Agreement on or prior to the "Closing Date" (as defined therein) shall have been duly, timely and fully performed and each

                            Stock Purchase Agreement
condition required to be complied with by the Company or such selling stockholders in the Underwriting Agreement on or prior to such Closing Date shall have been duly, timely and fully complied with in all material respects.

                 (b) The transactions contemplated by the Underwriting Agreement shall have been consummated contemporaneously with the First Closing.

                 (c) Purchaser and the Company shall have entered into a Rights Agreement substantially in the form of Exhibit A hereto and Kokusai Denshin Denwa and the Company shall have entered into a Cooperation Agreement substantially in the form of Exhibit B hereto.

                 (d) With respect to the Second Closing Date, any applicable waiting period under the HSR Act with respect to the transactions contemplated by this Agreement shall have expired or early termination shall have been granted.

                 (e) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at each Closing Date, as if made at such Closing Date, and each of the covenants required to be performed by the Company or the Stockholders herein on or prior to each Closing Date shall have been duly, timely and fully complied with in all material respects.

                 (f) Purchaser shall have received an opinion, dated the First Closing Date, and with respect to the Second Shares, the Second Closing Date, and satisfactory in form and substance to counsel for Purchaser, from Gray Cary Ware & Freidenrich, counsel to the Company, substantially in the form delivered to the Underwriters pursuant to the Underwriting Agreement.

                 (g) Concurrently with the execution and delivery of the Underwriting Agreement or, if the Company elects to rely on Rule 430A, the date of the Prospectus, and at each Closing Date, the Accountants shall have furnished to Purchaser copies of any letters delivered to the Representatives pursuant to Section 6(h) of the Underwriting Agreement.

                 (h) Concurrently with the execution and delivery of this Agreement or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, and at each Closing Date, there shall be furnished to Purchaser a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to Purchaser, to the effect that:

                      (i) Each of the covenants required to be performed by the Company in the Underwriting Agreement on or prior to the date of such certificate has been duly, timely

                            Stock Purchase Agreement
         and fully performed and each condition required to be complied with by the Company in the Underwriting Agreement on or prior to the delivery of such certificate has been duly, timely and fully complied with in all material respects.

                      (ii) Each of the representations and warranties of the Company contained in this Agreement was, when originally made, and is, at the time such certificate is delivered, true and correct in all material respects; and

                      (iii) Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition required to be complied with by the Company herein on or prior to the delivery of such certificate has been duly, timely and fully complied with in all material respects.

                 (i) Each stockholder of the Company owning more than 10% of the outstanding common stock of the Company shall have delivered a written understanding to Purchaser to be bound by Section 4(d) of the Rights Agreement to the same extent as the Company.

                 (j) The Company shall have furnished to Purchaser such certificates, in addition to those specifically mentioned herein, as Purchaser may have reasonably requested.

                 7. Termination. This Agreement may be terminated at any time prior to the First Closing Date (or, with respect to the Second Shares, on or prior to the Second Closing Date):

                 (a) By mutual written consent of the Company, and Purchaser.

                 (b) By the Company or Purchaser if there is a lawsuit, action or proceeding brought or threatened by a third party or governmental agency or body with respect to the transactions contemplated by this Agreement.

                 (c) By the Company or Purchaser if the other party breaches in any material respect any of its representations, warranties, covenants or obligations under this Agreement.

                 (d) By the Company or Purchaser if the First Closing Date has not occurred by July 31, 1996.

                 (e) By the Company or Purchaser if the parties do not receive required approvals and clearances pursuant to the HSR Act by August 31, 1996.

                            Stock Purchase Agreement

In the event of termination of this Agreement by any or all of the parties pursuant to this Section 7, written notice thereof shall forthwith be given to each other party specifying the provision hereof pursuant to which such termination is made, this Agreement shall forthwith become void and there shall be no liability on the part of any party to the other parties hereto.

                 8.   Miscellaneous.

                 (a) Each of the parties hereto shall bear its own expenses (including without limitation attorneys' fees) in connection with the negotiation and consummation of the transactions contemplated hereby.

                 (b) Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered: (a) if to the Company or any Stockholder, at the office of the Company, 533 Airport Boulevard, Suite 505, Burlingame, California 94010,
Attention: Howard A. Neckowitz, President, with a copy to Gray, Cary, Ware & Freidenrich, 400 Hamilton Avenue, Palo Alto, California 94301, Attention: Eric
J. Lapp, Esq.; or (b) if to Purchaser, to the office of Purchaser at KDD America, 750 Lexington Avenue, 28th Floor, New York, NY 10022 U.S.A.,
Attention: Hideo Yamamoto, President, with a copy to Nishimura & Sanada, Ark Mori Building, 29th Floor, 12-32, Akasaka 1-Chome, Minato-Ku, Tokyo 107, Japan,
Attention: Stephen B. Givens. Any such notice shall be effective only upon receipt. Any notice may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

                 (c) This Agreement, together with the Exhibits hereto, constitute the entire agreement and understanding between the parties and there are no agreements or commitments with respect to the transactions contemplated herein except as set forth in this Agreement. This Agreement supersedes any prior offer, agreement or understanding between the parties with respect to the transactions contemplated hereby.

                 (d) Any term or provision of this Agreement may be amended by a writing signed by the Company and Purchaser. The observance of any term or provision of this Agreement may be waived only by a writing signed by the party to be bound by such waiver. No waiver by a party of any breach of this Agreement will be deemed to constitute a waiver of any other breach or succeeding breach.

                 (e) This Agreement has been and is made solely for the benefit of the Company and Purchaser and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

                 (f) This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto

                            Stock Purchase Agreement
and hereto were upon the same instrument.

                 (g) This Agreement may not be assigned by any party directly or by operation of law without the prior written consent of each other party hereto. This Agreement shall be binding upon, and shall inure to the benefit of, the respective successors and permitted assigns of the parties hereto.

                 (h) This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its principles of conflicts of laws.

                 (i) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 (j) Should any proceeding be brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs to be fixed in amount by the court or arbitrator.

                 IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement by as of the date first written above.

                                        PACIFIC GATEWAY EXCHANGE,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        KDD AMERICA, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                            Stock Purchase Agreement

                                                                       EXHIBIT A
                                                     TO STOCK PURCHASE AGREEMENT

                               RIGHTS AGREEMENT


         THIS RIGHTS AGREEMENT (this "Agreement") is entered into as of June __, 1996, by and between PACIFIC GATEWAY EXCHANGE, INC., a Delaware corporation (the "Company") and KDD AMERICA, INC., a New York corporation ("Purchaser").

                                R E C I T A L S

         WHEREAS, the Company proposes to sell an aggregate of 4,900,000 shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock");

         WHEREAS, the Company proposes to sell 1,800,000 shares of the foregoing 4,900,000 shares to Purchaser (the "KDD Shares") pursuant to a certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") by and between the Company and Purchaser and the remaining 3,100,000 shares pursuant to a certain Underwriting Agreement(the "Underwriting Agreement") by and among the Company, the stockholders named therein and PaineWebber Incorporated and Alex. Brown & Sons Incorporated, as
Representatives of the several underwriters named in Schedule II thereto;

         WHEREAS, concurrently therewith, certain stockholders of the Company propose to sell 367,000 shares of Common Stock pursuant to the same Underwriting Agreement;

         WHEREAS, the price and other terms of the sale of the KDD Shares are intended to be substantially similar to and in no event less favorable to Purchaser than the corresponding terms of the Underwriting Agreement are to the Underwriters, and the closing of the Underwriting Agreement is a condition precedent to the obligations of Purchaser under the Stock Purchase Agreement; and

         WHEREAS, it is a condition precedent to the obligations of Purchaser under the Stock Purchase Agreement that the Company and Purchaser enter into this Agreement.

         NOW, THEREFORE, in consideration of the above recitals, the mutual covenants set forth below and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and Purchaser hereby agree as follows:

                              A G R E E M E N T

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Affiliate" shall mean, with respect to any person or entity, another person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with such person or entity.

         "Change of Control Transaction" shall mean a transaction, approved or agreed to by Purchaser, in which the business, stock or assets of the Company are sold or otherwise transferred to a party which is not an Affiliate of Purchaser or part of a "group" (as defined in Rule 13d-3 promulgated under the Exchange Act) including Purchaser in an arm's-length transaction in which the form and amount of consideration per share, if any, payable to holders of the Common Stock is distributed pro rata based on ownership of the Common Stock and in which the other significant terms of the transaction (including, but not limited to, indemnification or escrow arrangements) apply, in all material respects, equally to Purchaser and the other stockholders of the Company. The assumption by Purchaser of potential liability in such change in control transaction greater than the other stockholders of the Company shall be deemed to constitute equal treatment. If any holders of the Common Stock are given an option as to the form and amount of consideration to be received, all holders of the Common Stock must be given the same option. A change in control transaction may take the form of a sale of a majority of the outstanding voting stock of the Company, a merger or consolidation in which the holders of the outstanding voting stock of the Company before the transaction do not own a majority of the outstanding voting stock of the combined entity, a sale of all or substantially all the assets of the Company or a reorganization in which a third party acquires a majority of the voting power of the Company. Notwithstanding the foregoing, the expiration of proxies held by Mr. Neckowitz shall not constitute a change in control transaction.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                               Rights Agreement

         "Fair Market Value" shall mean the closing sale price per share of the Common Stock, for securities listed on a national securities exchange, or the closing bid price per share of the Common Stock, for securities quoted on the NASDAQ National Market, on the day in question (or, if such day is not a trading day or if no sales of shares of Common Stock were made on such day, on the nearest preceding trading day on which sales of shares of Common Stock were made), as reported in The Wall Street Journal, or, if trading in the Common Stock is not then reported in The Wall Street Journal, at such closing sale or bid price as may then appear in what the Board of Directors of the Company in its judgment then deems to be the most nearly comparable listing or reporting service.

         The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" shall mean shares of Common Stock, (i) issued or issuable to Purchaser from the Company (ii) purchased by Purchaser from third parties or (iii) issued as a dividend or other distribution with respect to, or in exchange or in replacement of, any shares of Common Stock owned by Purchaser, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Securities), any Registrable Securities sold by Purchaser in a transaction, including a transaction pursuant to a registration statement under this Agreement or a transaction pursuant to Rule 144, in which rights under this Agreement are not transferred in accordance with Subsection 9(h).

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 9 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of counsel, blue sky fees and expenses, and accounting and auditing expenses including the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and excluding Selling Expenses).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting

                               Rights Agreement
discounts and selling commissions applicable to the sale.

         "U.S.-Based Telecommunications Carrier" means AT&T, MCI, Sprint, and WorldCom and any other similar U.S.-based companies that may hereafter be engaged as a wholesale telecommunication carrier in the U.S. in a manner that is directly and significantly competitive with the primary wholesale telecommunications business of PGE.

         2. Representative at Board Meetings. Purchaser shall have the right to have one representative present at all meetings of the Board of Directors of the Company and any committees thereof; provided, however, that such representative shall not be entitled to vote at such meetings. The Company shall send the representative all notices, information, minutes of meetings and other materials distributed to directors of the Company at the same time they are distributed to other directors and shall provide such representative with notice and an agenda of any meeting at the same time they are distributed to other directors. Purchaser shall provide written notice to the Company of the identity and address of, or any change with respect to the identity or address of, the representative. The Company may request the Purchaser's observer to temporarily leave meetings at which strategic transactions with competitors of Purchaser are discussed or other confidential information of competitors of Purchaser subject to confidentiality agreements with the Company is discussed.

         3. Limitations on Purchases of Additional Shares. (a)(i) Purchaser shall have the right to purchase additional shares of Common Stock from time to time in the open market; provided, however, that such purchases may not during the two-year period following the First Closing Date without the Company's written consent reduce the number of shares of Common Stock listed on a securities exchange or traded over the counter (excluding shares held of record by Purchaser) to less than 16% of the shares of Common Stock then outstanding (excluding options, warrants or other securities convertible into shares of Common Stock). Purchaser shall give the Company prior written notice of any proposed purchase of additional shares of Common Stock in the open market.

         (ii) Purchaser's right to purchase such additional shares of Common Stock shall be subject to receipt by the Company of any regulatory approvals which may be required (in the reasonable judgment of the Company) in connection therewith. The Company shall use its best efforts to obtain, and shall pay, and save Purchaser harmless from, the expenses of, all such regulatory approvals.

                               Rights Agreement

         (b) In the event that Purchaser is unable purchase additional shares of Common Stock in the open market without violating the provisions of Section 3(a)(i) above and such provision has not been waived by the Company in writing, then, at any time after the nine-month period following after the First Closing Date, Purchaser may require the Company to issue and sell such additional shares of Common Stock to Purchaser at Fair Market Value.

         (c) Purchaser may not purchase more than 20% of the shares of Common Stock then outstanding (excluding options, warrants or other securities convertible into shares of Common Stock) pursuant to the provisions of Sections 3(a) or (b) above without the prior written consent of the Company. In the event that Purchaser purchases more than 20% of the shares of Common Stock then outstanding (excluding options, warrants or other securities convertible into shares of Common Stock) without such consent, then Purchaser agrees to grant to the Board of Directors of the Company an irrevocable proxy to vote such excess shares and to sell such excess shares to the Company or any third party designated by the Company at Fair Market Value.

         (d) In the event the Company issues additional shares, Purchaser may (without limiting the generality of Section 3(a)) acquire in the public market such number of shares as may be necessary to maintain Purchaser's percentage share interest in the Company. In the event a purchase of such shares by Purchaser would exceed the limitation set forth in Section 3(a)(i) and such limitation is not waived by PGE, then at any time after the 15th month following the First Closing Date Purchaser may require the Company to issue and sell such shares to Purchaser (regardless when the additional shares were issued by the Company) at the Fair Market Value of such shares as of the date of issuance by the Company.

         4.  Limitation on Sale of Shares.    (a)  Purchaser agrees that, for a
period of 180 days after the First Closing Date, it will not, without the prior written consent of PaineWebber Incorporated, sell any shares of Common Stock acquired pursuant to the Stock Purchase Agreement or hereafter acquired by it. For the 180-day period immediately following the expiration of such 180-day period, Purchaser may freely dispose of shares of Common Stock owned by it, up to the maximum amount permissable under Rule 144(e) notwithstanding the fact that Purchaser is not now required to comply with Rule 144. In the event that Purchaser desires to dispose of shares of Common Stock owned by it in excess of such limit during such 180-day period, Purchaser shall provide the Company with written notice to such effect and the Company and Purchaser shall seek in good faith to market and distribute such excess shares on the most favorable terms to Purchaser that will not, in the

                               Rights Agreement
reasonable judgment of the Company, materially adversely affect the market in the Common Stock.

         (b) Notwithstanding the provisions of Section 4(a) above, in the event that Purchaser purchases more than 15% of the shares of Common Stock then outstanding (excluding options, warrants or other securities convertible into shares of Common Stock) during the two year period following the First Closing Date, for a period of 360 days after the date of such purchase (or until the expiration of such two-year period if earlier), it will not sell such excess shares. In the event that Purchaser owns in excess of 15% of the shares of Common Stock then outstanding (excluding options, warrants or other securities convertible into shares of Common Stock), Purchaser shall vote such excess shares in favor of a Change in Control Transaction, if recommended by the Board of Directors of the Company, and shall not exercise dissenters rights with respect to any shares of Common Stock owned by it, to the extent necessary to preserve pooling of interests accounting treatment of such transaction for the Company.

         (c) Anything herein to the contrary notwithstanding, Purchaser shall be released from the limitations set forth in Section 4(a) and shall be entitled to dispose of shares in excess of such limitations on a pro rata basis to the extent of the issuance of additional shares of capital stock by the Company or the sale of shares of capital stock of the Company by Affiliates of the Company.

         (d) Purchaser shall not sell any shares of Common Stock of the Company owned by it in a private sale to a U.S.-Based Telecommunications Carrier without the prior written consent of the Company. Subject to Section 7(b), the Company shall not sell any shares of Common Stock in a private sale to a Japan-based telecommunications company without the prior written consent of Purchaser.

         5. Participation in Tender Offers, etc. For a period of two years after the First Closing Date, unless Purchaser shall have been specifically invited in writing by the Company, Purchaser shall not: (a) effect, seek, offer or propose, participate in or assist any other person to effect, seek, offer or propose or participate in (i) any tender, exchange offer or merger of the Company or (ii) any Solicitation of Proxies (as defined in the proxy rules of the Commission) or consents to vote any voting securities of the Company; or
(b) form, join or in any way participate in a Group (as defined in Rule 13d-3 promulgated under the Exchange Act); provided, however, that nothing in this
Section 5 shall prohibit Purchaser from contacting any executive officer or director of the Company for the purpose

                               Rights Agreement
of seeking the Company's written invitation to submit a proposal with respect to any of the foregoing transactions.

         6. Changes in Control. (a) The Company shall have the option to repurchase from Purchaser shares of Common Stock held by Purchaser at Fair Market Value in the event of a Change in Control of Purchaser.

         (b) Purchaser shall have the right to sell to the Company shares of Common Stock held by Purchaser at Fair Market Value in the event of a Change in Control of the Company.

         7. Investments in Competing Carriers. (a) During any period when Purchaser owns more than 10% the shares of Common Stock of the Company then outstanding (excluding options, warrants or other securities convertible into shares of Common Stock) Purchaser shall not invest in a U.S.-Based Telecommunication Carrier, other than investments of up to 3% of the outstanding voting securities of any such carriers whose voting securities are traded on a national securities exchange or quoted on NASDAQ National Market ("Excluded Investments").

         (b)  In the event that Purchaser invests in a U.S.-Based
Telecommunications Carrier other than Excluded Investments, then, regardless of the percentage of the outstanding shares of Common Stock then owned by Purchaser, the restriction against transfer set forth in the second sentence of
Section 4(d) above shall cease to apply to the Company.

         8. Right of First Offer. (a) In the event that Purchaser desires to dispose of any shares of Common Stock owned by it in a private transaction (other than transfers to Affiliates of Purchaser), it shall first deliver written notice (hereinafter referred to as the "Notice of Offer") to the Company, which Notice of Offer shall specify: (i) the number shares of Common Stock owned by Purchaser which Purchaser wishes to sell (the "Offered Shares");
(ii) the proposed cash purchase price per share for the Offered Shares (the "Offer Price"); and (iii) all other terms and conditions of the offer. The Notice of Offer shall constitute an irrevocable offer by Purchaser to sell to the Company all, but not less than all, of the Offered Shares at the Offer Price under the terms and conditions contained in the Notice of Offer.

         (b) Within 20 days following its receipt of the Notice of Offer, the Company shall deliver written notice to Purchaser as to its election to purchase (such notification

                               Rights Agreement
shall be referred to hereinafter as the "Company Acceptance") the Offered Shares. The election to purchase the Offered Shares shall be made on behalf of the Company and approved by the Board of Directors of the Company. The Company Acceptance shall be deemed to be an irrevocable commitment to purchase from Purchaser the Offered Shares under the terms and conditions contained in the Notice of Offer.

         (c) If the Company does not deliver to Purchaser a Company Acceptance within the time frame set forth in Section 8(b) above, providing for the purchase by the Company of all of the Offered Shares, Purchaser: (A) shall be under no obligation to sell the Offered Shares to the Company; and (B) may, within a period of 180 days from the date of the Notice of Offer and subject to the restriction set forth in Section 4(d), sell some or all of the Offered Shares to one or more third parties (each a "Third Party Transferee"), at no less than 90% of the Offer Price. If the Purchaser does not complete the sale of the Offered Shares within such 180-day period, the provisions of this
Section 7 shall again apply, and no sale of shares of Common Stock held by Purchaser in a private transaction shall be made otherwise than in accordance with the terms of this Agreement.

         (d) The closing of a purchase of the Offered Shares by the Company pursuant to this Section 7 shall take place within 90 days after the date of the Notice of Offer at 10:00 a.m. local time at the principal offices of the Company, or at such other date, time or place as the Company and Purchaser may agree. At such closing, Purchaser shall sell, transfer and deliver to the Company, full right, title and interest in and to the Offered Shares free and clear of all liens, security interests or adverse claims of any kind and nature (except as otherwise set forth in the Certificate of Incorporation of the Company, this Agreement and applicable securities laws), and shall deliver to the Company a certificate or certificates representing the Offered Shares sold, in each case duly endorsed for transfer or accompanied by appropriate stock transfer powers duly endorsed with signatures guaranteed by a commercial bank, trust company or registered broker dealer. Simultaneously with delivery of such certificates, the Company shall deliver to Purchaser, by wire transfer of immediately available funds to such bank and account as Purchaser shall designate, a cash amount equal to the product of the Offer Price and the number of Offered Shares, in full payment of the purchase price of the Offered Shares.

         9.      Piggy-Back Registration Rights, etc.

         (a) If at any time or from time to time, the Company shall determine to register shares of Common Stock,

                               Rights Agreement
for its own account or for the account of others (other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company will:

                 (i)  promptly give to Purchaser written notice thereof; and

                 (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request by Purchaser, provided that such written request is received by the Company within 30 days following receipt by Purchaser of such notice from the Company.

         (b) If the registration of which the Company gives notice is for a registered public offering involving a firm commitment underwriting, the Company shall so advise Purchaser as a part of the written notice given pursuant to Subsection 9(a)(i). In such event, Purchaser shall have the right to sell the shares of Common Stock held by it in the same transaction(s) as those covered by the registration statement at the highest price per share of Common Stock received by the Company or the other stockholders and the most favorable terms and conditions received by either of them, provided however, that in the event of an underwriter cutback of the number of shares to be sold in such offering, Purchaser shall be treated on a pro rata basis with the other selling stockholders after the Company has been allowed to sell all shares it has elected to sell. The Purchaser, together with the Company and the other stockholders distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

         (c) All Registration Expenses incurred in connection with a registration pursuant to this Section 9 (including the reasonable fees and expenses of one counsel for Purchaser and the other holders participating in such registration) shall be borne by the Company, and all Selling Expenses shall be borne by Purchaser and the other holders participating in such registration pro-rata on the basis of the number of shares so registered.

         (d) Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to this Section 9, the Company will keep

                               Rights Agreement

Purchaser advised in writing as to the initiation of each registration, qualification, and compliance and as to the completion thereof. At its expense the Company will:

                 (i) Keep such registration, qualification, or compliance effective for a period of 180 days or until Purchaser has completed the distribution described in the registration statement relating thereto, whichever first occurs;

                 (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                 (iii) Furnish to Purchaser a number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as Purchaser may reasonably request (including a conformed copy of the registration statement filed with the Commission and any amendments thereto and an original executed underwriting agreement entered into in connection with such registration) in order to facilitate the disposition of the Registrable Securities;

                 (iv) Use its best efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Purchaser, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to make a general consent to service of process in any such states or jurisdictions;

                 (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                 (vi) Notify Purchaser at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of Purchaser

                               Rights Agreement
promptly prepare and furnish to Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                 (vii) Furnish, at the request of Purchaser, on the date that Registrable Securities are delivered to the underwriters for sale in connection with registration pursuant to this Section 9, if such securities are being sold through underwriters, or on the date that the registration statement with respect to such securities becomes effective, if such securities are not being sold through underwriters, (A) a copy of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters or the Company, and (B) a copy of any letter, dated such date, from the independent accountants of the Company, addressed to the underwriter or the Company;

                 (viii) Use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

                 (ix) Otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and furnish to each seller at least 10 business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

                 (x) Notify Purchaser of any "stop transfer" order with respect to the Company's securities; and

                 (xi) Use its best efforts to qualify the Registrable Securities covered by such registration statement on any securities exchange on which the Company's securities are then listed or registered.

         (e) (i) The Company will indemnify Purchaser, each of its officers, directors and partners, and each person controlling Purchaser, with respect to Registrable Securities held by Purchaser, each person controlling the Company who is not participating in such registration,

                               Rights Agreement
qualification or compliance and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages, and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (B) any violation by the Company of any federal, state, or common law rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse Purchaser, each of its officers, directors and partners, and each person controlling Purchaser, each such person controlling the Company, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred, provided that the Company will not be liable to Purchaser in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company expressly for use in the Registration Statement by Purchaser.

                 (ii) Purchaser will, if Registrable Securities held by Purchaser are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, each other stockholder participating in such registration, and each of its officers, directors, and partners and each person controlling such other stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement by Purchaser (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other similar document, or any omission by Purchaser (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in

                               Rights Agreement
the light of the circumstances under which they were made, and will reimburse the Company, such other stockholders, such directors, officers, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company expressly for use in the Registration Statement by Purchaser, or (B) any violation by Purchaser, in connection with a non-underwritten offering, of any federal, state, or common law rule or regulation applicable to Purchaser in connection with the distribution of securities pursuant to a registration statement, and will reimburse the Company, such other stockholders, such directors, officers, persons, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of Purchaser hereunder shall be limited to an amount equal to the aggregate proceeds received by Purchaser in such offering.

                 (iii) Each party entitled to indemnification under this Subsection 9(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of one counsel representing the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party or Parties to give notice as provided herein would relieve the Indemnifying Party of its obligations under this Subsection 9(e) only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an

                               Rights Agreement
unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                 (iv) If the indemnification provided for in this Subsection 9(e) is unavailable or insufficient to hold harmless an Indemnified Party under Subsections 9(e)(i) or (ii) above, then each Indemnifying Party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Subsections 9(e)(i) or (ii) above (A) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Purchaser on the other from the offering and the relative fault of the Company on the one hand and Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and Purchaser agree that it would not be just and equitable if contributions pursuant to this Subsection 9(e)(iv) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Subsection 9(e)(iv). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Subsection 9(e)(iv) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any action or claim which is the subject of this Subsection 9(e)(iv). Notwithstanding the provisions of this Subsection 9(e)(iv), Purchaser shall not be required to contribute any amount in excess of the proceeds received by Purchaser in the registration. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Purchaser's obligation in this Subsection 9(e)(iv) to contribute is several in proportion to the number of shares sold by all holders participating in a registration and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or

                               Rights Agreement
parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Subsection 9(e)(iii) above).

         (f) Purchaser shall furnish to the Company such information regarding Purchaser and the distribution proposed by Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 9.

         (g) With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of shares of Common Stock to the public without registration, the Company agrees to:

                 (i) Use its best efforts to facilitate the sale of shares of Common Stock to the public, without registration under the Securities Act, pursuant to Rule 144 under the Securities Act;

                 (ii) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after ninety (90) days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                 (iii) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

                 (iv)  During any period in which the Company is not subject to
Section 13 or 15(d) of the Exchange Act, make available the information required to be provided by Rule 144A(d)(4);

                 (v) So long as Purchaser owns any shares of Common Stock which constitute restricted securities under Rule 144 to furnish to Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as Purchaser may reasonably request in availing

                               Rights Agreement
itself of any rule or regulation of the Commission allowing Purchaser to sell any such securities without registration.

         (h) The rights granted under this Section 9 may be assigned or otherwise conveyed in whole or in part by Purchaser to any transferee; provided, however, that in each case the Company is given written notice of the transfer, stating the name and address of said transferee and said transferee's agreement to be bound by the provisions of this Agreement; and provided further, that Purchaser may transfer to any parent, subsidiary or other person or entity which is an Affiliate of Purchaser, the rights granted under this
Section 9, so long as the Company is given written notice of such transferee's agreement to be bound by the provisions of this Agreement, without meeting the other conditions set forth in this Section 9.

         (i) (i) In the event any Registrable Securities are offered or sold by Purchaser in a registration, Purchaser will: (A) advise the Company in writing of any offer, sale or other disposition by it of any Registrable Securities in any manner other than as set forth in the registration statement or any prospectus included therein on or before the respective dates thereof;
(B) not effect any stabilization activity in connection with the Company's Common Stock; (C) not, until it has sold all of such Registrable Securities, bid for or purchase, for any account in which it has a beneficial interest, any Common Stock other than in transactions permitted pursuant to Rule 10b-6 under the Exchange Act (if applicable); (D) not, until it has sold all of such Registrable Securities, attempt to induce any person to purchase any Common Stock other than in transactions permitted pursuant to Rule 10b-6; and (E) not, until it has sold all of such Registrable Securities, pay any compensation for soliciting another to purchase any security of the Company other than in connection with the registration.

                 (ii) Purchaser shall, if requested by the Company or the managing underwriter(s) in connection with any proposed registration and distribution pursuant to this Agreement, (A) agree to sell the Registrable Securities on the basis provided in any underwriting arrangements entered into in connection therewith and (B) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customary in similar offerings, subject to the other provisions hereof.

10.      Miscellaneous.

         (a) Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered: (a) if

                               Rights Agreement
to the Company or any Selling Stockholder, at the office of the Company, 533 Airport Boulevard, Suite 505, Burlingame, California 94010, Attention: Howard
A. Neckowitz, President, with a copy to Gray, Cary, Ware & Freidenrich, 400 Hamilton Avenue, Palo Alto, California 94301, Attention: Eric J. Lapp, Esq.; or
(b) if to Purchaser, to the office of Purchaser at 750 Lexington Avenue, 28th Floor, New York, NY 10022 U.S.A., Attention: Hideo Yamamoto, President, with a copy to Nishimura & Sanada, Ark Mori Building, 29th Floor, 12-32, Akasaka 1-Chome, Minato-Ku, Tokyo 107, Japan, Attention: Stephen B. Givens. Any such notice shall be effective only upon receipt. Any notice may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         (b) This Agreement and the Stock Purchase Agreement constitute the entire agreement and understanding between the parties and there are no agreements or commitments with respect to the transactions contemplated herein except as set forth herein and therein. This Agreement and the Stock Purchase Agreement supersede any prior offer, agreement or understanding between the parties with respect to the transactions contemplated hereby.

         (c) Any term or provision of this Agreement may be amended by a writing signed by the Company and Purchaser. The observance of any term or provision of this Agreement may be waived only by a writing signed by the party to be bound by such waiver. No waiver by a party of any breach of this Agreement will be deemed to constitute a waiver of any other breach or succeeding breach.

         (d) This Agreement has been and is made solely for the benefit of the Company and Purchaser and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

         (e) This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (f) Except as otherwise provided, this Agreement may not be assigned by any party directly or by operation of law without the prior written consent of each other party hereto. This Agreement shall be binding upon, and shall inure to the benefit of, the respective successors and permitted assigns of the parties hereto.

         (g) This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its principles of conflicts of laws.

                               Rights Agreement

         (h) In case any provision in this Agreement shall be invalid, illegal or enforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (i) Should any proceeding be brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs to be fixed in amount by the court or arbitrator.

         (j) The parties expressly agree that the provisions of this Agreement may be specifically enforced against each of the parties hereto in any court of competent jurisdiction.

         (k) The provisions of this Agreement shall terminate upon the fifth anniversary of the date of this Agreement or such earlier date when KDD owns less than 5% of the outstanding Common Stock of PGE. Notwithstanding the foregoing, KDD's rights (i) under Section 2 shall continue for a period of seven years from the date of this Agreement and (ii) under Section 9 with respect to unregistered shares owned by KDD that would be restricted shares in the hands of the transferee if sold by KDD pursuant to Rule 144, shall continue for a period of ten years from the date of this Agreement or, in each case, until such date when KDD owns less than 5% of the outstanding Common Stock of PGE if earlier.

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement by as of the date first written above.


                                        PACIFIC GATEWAY EXCHANGE, INC.,
                                        a Delaware corporation

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        KDD AMERICA, INC.,
                                        a New York corporation

                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                               Rights Agreement

                                                                       EXHIBIT B
                                                     TO STOCK PURCHASE AGREEMENT



          COOPERATION AGREEMENT, dated as of June __, 1996 (this "Agreement"), between PACIFIC GATEWAY EXCHANGE, a California corporation ("PGE"), and KOKUSAI DENSHIN DENWA, a Japanese kabushiki kaisha ("KDD").

                             W I T N E S S E T H:

          WHEREAS PGE and KDD desire to strengthen their business relationship in the international telecommunications markets; and

          WHEREAS simultaneously with the execution of this Agreement, KDD America, Inc. is entering into a Stock Purchase Agreement under which it has agreed to purchase 1,800,000 shares of Common Stock of PGE subject to the terms and conditions contained therein;

          NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.       FRAMEWORK OF COOPERATION.

        The parties will actively seek opportunities for joint projects in the field of international telecommunications, including joint product development of new services, such as video teleconferencing, imaging and the Internet together with related technical support and assistance; joint marketing arrangements to promote small and medium-size business and retail and ethnic marketing programs; continuing exchange of traffic; assistance by KDD to PGE with respect to PGE's business in Asia; and through the Secondees and otherwise, sharing of the types of information described in Section 2(b). When such opportunities have been identified the parties will seek to negotiate business agreements on mutually beneficial terms.

SECTION 2.       SECONDMENT OF KDD EMPLOYEES.

        (a) KDD, at its option and at its cost, will be entitled to maintain up to three of its employees (or employees of subsidiaries and affiliates of KDD) (each a "Secondee") at any given time or from time to time throughout the term of this Agreement at PGE's principal offices. PGE, at KDD's request, will pay the salaries and other compensation of the Secondees, provided KDD shall reimburse PGE for any such payments. The Secondees will be given the opportunity to be involved in all aspects of PGE's telecommunications businesses on the same basis as professional employees of PGE. Such involvement shall include participation in the planning and implementation of technology and product development and sales and marketing. PGE will give the Secondees the same access to PGE's professional staff, information, resources and material and logistical support as that enjoyed by professional employees of PGE. This will include attendance at, and participation in, meetings of PGE's technical, sales and marketing and management personnel. Upon mutual consultation and agreement, PGE personnel may be despatched to KDD's facilities in connection with specific projects.

         (b)  Throughout the term of this Agreement, each party will provide to the other information as obtained, developed or requested regarding the telecommunications market and industry in its home jurisdiction, including information concerning the regulatory and market environment for different types of telecommunications markets and products, changes and developments in the legal and regulatory framework, and such other matters related to the subject matter of this Agreement as the other party may request from time to time.


SECTION 3. Term. The initial term of this Agreement shall be seven years from and after the date hereof and shall thereafter be extended from year to year unless either party delivers a written notice of termination to the other not less than six months prior to the expiration of the then-current term. This Agreement may be terminated by PGE or KDD upon one-month's prior written notice if KDD owns less than 5% outstanding Common Stock of PGE or if KDD invests in a U.S.-based Telecommunications Carrier pursuant to Section 7(b) of the Rights Agreement.

SECTION 4. EXPENSES. Each party will bear the costs of its own legal and accounting fees incurred in connection with the negotiation and preparation of this Agreement.

SECTION 5. CONFIDENTIALITY. Each of KDD and PGE acknowledges that it has and may, in connection with this Agreement, receive nonpublic, confidential, proprietary or competitively sensitive materials, documents or other information concerning each other and their respective affiliates and subsidiaries, including, without limitation, trade secrets, customer lists, details of employment agreements, financial data, due diligence materials, operational methods, market and sales information, marketing plans and strategies, business plans, personnel information,

                            Cooperation Agreement
research projects, development plans or projects and computer software (collectively, the "Information"), and agrees that with respect to such Information concerning the other party, it will keep such Information strictly confidential, and agrees not to disclose such Information to any person or entity except as permitted hereby or as required by applicable law, court process or stock exchange rules. To the extent one party to this Agreement receives information on a confidential basis from any third party in the course of underwriting or evaluating credits or otherwise and the other party to this Agreement is given access to or otherwise becomes aware of such information, such party will be bound to such confidentiality to the same extent as the first party and such information shall constitute "Information" for the purposes of this Agreement. Information shall not include information (i) which is already in a party's possession and which was not obtained from the other party; provided that such Information is not known by such party to be subject to another confidentiality agreement with or other obligation of secrecy to the other party or any third party; (ii) which becomes generally available to the public other than as a result of a disclosure by such party or its respective representatives in violation of this Agreement, (iii) which becomes available to such other party or its representatives on a nonconfidential basis from a source other than the other party or their respective representatives; provided that such source is not prohibited from disclosing such information to such party by a legal, contractual or fiduciary obligation to the other party and is not known by such party as of any date to be bound by a confidentiality agreement with or other obligation of secrecy to the other party, or a third party, as the case may be; or (iv) which is independently discovered, developed, or arrived at by such party without the use of the Information. Notwithstanding anything to the contrary herein, whenever KDD or PGE determines that such disclosure is necessary in connection with the transactions contemplated by this Agreement, it may disclose Information to its agents, employees, affiliates and subsidiaries to the extent necessary; provided, however, that (i) each of KDD and PGE agrees to instruct their respective agents, employees, affiliates and subsidiaries to keep all Information strictly confidential and (ii) such agents, employees, affiliates and subsidiaries agree in writing to be bound by and to comply with the provisions of this Agreement with respect to all such Information.

                            Cooperation Agreement

SECTION 5.       MISCELLANEOUS PROVISIONS.

        (a) Each of the parties hereto shall bear its own expenses (including without limitation attorneys' fees) in connection with the negotiation and consummation of the transactions contemplated hereby.

        (b)      Notice given pursuant to any of the    provisions of this
Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered: (a) if to PGE, at the office of the Company, 533 Airport Boulevard, Suite 505, Burlingame, California 94010, Attention: Howard A. Neckowitz, President, with a copy to Gray, Cary, Ware & Freidenrich, 400 Hamilton Avenue, Palo Alto, California 94301, Attention: Eric J. Lapp, Esq.; or
(b) if to KDD, to the office of KDD America, Inc., at 750 Lexington Avenue, 28th Floor, New York, NY 10022 U.S.A., Attention: Hideo Yamamoto, President, with a copy to Nishimura & Sanada, Ark Mori Building, 29th Floor, 12-32, Akasaka 1-Chome, Minato-Ku, Tokyo 107, Japan, Attention: Stephen B. Givens. Any such notice shall be effective only upon receipt. Any notice may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         (c) This Agreement, together with the Exhibits hereto, constitute the entire agreement and understanding between the parties and there are no agreements or commitments with respect to the transactions contemplated herein except as set forth in this Agreement. This Agreement supersedes any prior offer, agreement or understanding between the parties with respect to the transactions contemplated hereby.

         (d) Any term or provision of this Agreement may be amended by a writing signed by both parties. The observance of any term or provision of this Agreement may be waived only by a writing signed by the party to be bound by such waiver. No waiver by a party of any breach of this Agreement will be deemed to constitute a waiver of any other breach or succeeding breach.

         (e) This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (f) This Agreement may not be assigned by any party directly or by operation of law without the prior written consent of each other party hereto except that KDD may assign its rights and delegate its obligations hereunder to any wholly-owned subsidiary of KDD. This Agreement shall

                            Cooperation Agreement
be binding upon, and shall inure to the benefit of, the respective successors and permitted assigns of the parties hereto.

          (g) This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its principles of conflicts of laws.

          (h) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (i) Should any proceeding be brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs to be fixed in amount by the court or arbitrator.

                 IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement by as of the date first written above.

                                        PACIFIC GATEWAY EXCHANGE,

                                        a Delaware corporation

                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        KOKUSAI DENSHIN DENWA

                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------

                            Cooperation Agreement

                                                                  June ___, 1996


                               KDD America, Inc.
                        750 Lexington Avenue, 28th Floor
                               New York, NY 10022



Pacific Gateway Exchange, Inc.
533 Airport Boulevard, Suite 505
Burlingame, CA 94010

Gentlemen:

                 Attached is a form of Stock Purchase Agreement between KDD America, Inc. ("KDD") and Pacific Gateway Exchange, Inc. ("PGE") (draft dated June 7, 1996) (the "Stock Purchase Agreement") providing for the purchase by KDD of 1,800,000 shares of Common Stock of PGE.

                 Capitalized terms used herein without definition shall have the meanings assigned thereto in the Stock Purchase Agreement.

                 KDD hereby offers to enter into the Stock Purchase Agreement and to purchase the Shares from PGE subject to the terms and conditions of the Stock Purchase Agreement. Such offer is irrevocable, subject to the following conditions:

                 1. The Registration Statement on Form S-1 (Registration No. 33-80191) relating to the shares shall have been declared effective by the Commission on or before July 31, 1996; and

                 2. The information contained in the Registration Statement as declared effective by the Commission shall not be materially different from the information contained in Amendment No. 4 to the Registration Statement delivered in draft form to KDD on the date hereof.

             This irrevocable offer has been duly and validly authorized by all required corporate action on the part of KDD and constitutes a legal, valid and binding obligation of KDD enforceable in accordance with its terms except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to the rights of creditors.

                 KDD acknowledges receipt of $10,000 from PGE as consideration for the making of the foregoing irrevocable offer.

                 This offer shall be governed by the law of the State of California.


                                                  Very truly yours,


                                                  KDD AMERICA, INC.


                                                  -----------------------------
                                                  By: Hideo Yamamoto
                                                  Title: President